UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2009

NANOVIRICIDES, INC.

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut	06516
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 9, 2009, TheraCour Pharma, Inc. (“TheraCour”), the largest single shareholder of NanoViricides, Inc. (the "Registrant"), adopted a written trading plan pursuant to Securities and Exchange Commission Rule 10b5-1, under which it will sell up to 1,800,000 shares of the Registrant’s common stock over a one year period.  TheraCour performs subcontract work for the production, chemical characterization, and scale-up of the nanoviricides drug candidates the Registrant uses.  Anil Diwan, the Chairman, President and founder of the Registrant, is the principal shareholder, officer and director of TheraCour.  TheraCour adopted the 10b5-1 plan to fund the improvement of its laboratory facilities, the purchase of analytical equipment and the costs of intellectual property (patent) protection.  The expansion of TheraCour’s laboratory facilities may enable production of larger quantities utilized by TheraCour's customers, including those drug candidates that will be needed for the Registrant's upcoming studies

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2009	NANOVIRICIDES, INC.

	By:	/s/ Eugene Seymour
Eugene Seymour, Chief Executive Officer